FENWAY RESOURCES LTD.
                                 (the "Company")

                              NOTICE OF DISCLOSURE


To:  The Board of Directors of the Company

Notwithstanding execution of the attached Resolution by the undersigned in order to comply with Section 149 of the Company Act (British Columbia), this Notice shall serve to confirm that the undersigned has abstained from voting on the said Resolution and hereby gives notice that the undersigned is a director of the Company and as such is interested in the subject matter of the said Resolution to which this Notice is attached.

Dated at Vancouver, British Columbia, this 1st day of February, 1996.

/s/ R. George Muscroft
---------------------------
R. George Muscroft

February 1, 1996


Fenway Resources Ltd.
#308-409 Granville Street
Vancouver, British Columbia
V6C 1T2

Dear Sirs:

Re:       Fenway Resources Ltd. (the "Company");
          Employment Agreement dated February 1, 1996
          -------------------------------------------

With respect to the Employment Agreement dated as of February 1, 1996 between ourselves, the undersigned hereby agrees that, with respect to the Compensation and other benefits ("Benefits") payable to the undersigned, as defined and/or set out in such Employment Agreement:

1. to defer such Compensation and Benefits until such time as the Board of Directors of the Company, in its discretion, deems it appropriate to pay the full amount of the Compensation and Benefits;

2. until such time as the Compensation and Benefits referred to in paragraph #1 above are paid in full, the undersigned will accept such remuneration from the Company as is acceptable to the Board of Directors of the Company and is within the applicable guidelines of the regulatory authorities having jurisdiction over the securities of the Company.

Yours very truly


/s/ R. George Muscroft
--------------------------
R. George Muscroft

Witness:

/s/ [ILLEGIBLE]
--------------------------


Agreed to and accepted by
FENWAY RESOURCES LTD. this
1st day of February 1991.

/s/ [ILLEGIBLE]
--------------------------
Authorized Signatory

/s/ [ILLEGIBLE]
--------------------------
Authorized Signatory

                              EMPLOYMENT AGREEMENT


THIS AGREEMENT made as of the 1st day of February, 1996


BETWEEN,.

                   FENWAY RESOURCES LTD., of
                   #308-409 Granville Street
                   Vancouver, British Columbia
                   V6C 1T12;


                       (hereinafter called the "Company")

                                                               OF THE FIRST PART

AND:
                   R. GEORGE  MUSCROFT,  of
                   13339  14A  Avenue
                   Surrey,  British Columbia
                   V4A 6116;

                      (hereinafter called the "Employee,,)

                                                              OF THE SECOND PART


WHEREAS:

     A. the Company has requested the Employee to act as a director and Project Manager, Quarrying and Production of the Company;

     B. the Employee has agreed to act as a director and Project Manager, Quarrying and Production, upon the terms and conditions hereafter set out;

NOW THEREFORE this Agreement witnesseth that in consideration of the premises and for other good and valuable consideration and the mutual covenants herein contained, the Parties hereto hereby covenant and agree as follows:

1.   INTERPRETATION

1.1 For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) "Company" shall mean Fenway Resources Ltd., or any successor company however formed, whether as a result of merger, amalgamation, or other action, and shall include any corporation associated with the Company in any manner whatsoever which may require or receive any benefits from the Employee in the nature described in this Agreement;

     (b) "this Agreement" means this Employment Agreement as from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof;

     (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular paragraph, subparagraph or other subdivision;

1.2 The headings are for convenience only and do not form a part of this Agreement nor are they intended to interpret, define or limit the scope, extent or intent of this Agreement or any portion hereof.

1.3 A reference to a statute includes all regulations made pursuant thereto, all amendments to such statute or regulations enforced from time to time and any statute or regulation which supplements or supercedes such statute or regulation.

1.4 This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia, and in accordance with the rules and guidelines of the governing securities regulatory bodies.

1.5 Wherever the singular or masculine are used throughout this Agreement, the same shall be construed as being the plural or feminine or neuter when the context so requires.

1.6 All currency referred to herein is currency of Canada.

2.   ENGAGEMENT AND TERM OF EMPLOYMENT

2.1 The Company hereby agrees to employ the Employee as Project Manager, Quarrying and Production to serve during the Term of Employment (as hereinafter defined) upon and subject to the terms and conditions hereinafter set out, and the Employee hereby accepts such employment upon such terms and conditions.

2.2 The "Term of Employment" as used herein shall mean that period beginning on February 1,1996 and continuing to August 31, 2000 or until this Agreement is terminated as defined in Paragraph 4 hereof renewable by mutual consent of the Employee and the Company for successive five (5) year periods.

2.3 Subject as only herein provided, during the Term of Employment, the Employee shall be appointed by the Company and shall act as Project Manager, Quarrying and Production to carry out the policies and programs as established by the Board of Directors of the Company and the Employee shall have all such powers and shall be entitled to exercise all such authority as are customarily held and exercised by a manager of a company carrying on similar types of businesses that are carried on by the Company.

2.4 The Employee shall at all times during the Term of Employment, excepting during periods of vacation or when disabled by sickness or incapacity, faithfully and diligently perform his duties and promote and advance the business and affairs of the Company.

2.5 Nothing in this Agreement shall be construed as preventing the Employee from providing management services and other services of any nature whatsoever to any other person, firm or corporation during the Term of Employment.

3.   REMUNERATION

3.1 During the Term of Employment, the Company shall pay or cause to be paid to the Employee for his services hereunder the sum of $200,000 per annum (the "Compensation"), payable in arrears in twelve (12) equal installments, commencing February 29, 1996, until the Employee requests payment to be made on some other basis. The Comnpany shall pay the said sum to the Employee by way of salary or bonus, as the Employee, in his sole discretion, may determine.

3.2 The Board of Directors of the Company shall in the month of August in each year of the Term of Employment, review the Employee's total remuneration and may, at its sole discretion, adjust his Compensation.

3.3 In addition to the said Compensation, the Employee shall receive from the Company during the Term of Employment

     (a) payment or reimbursement of all approved out-of-pocket expenses payable or incurred by the Employee in connection with his duties under this Agreement. Such payments or reimbursements shall be made immediately upon submission by the Employee of vouchers, bills or receipts for such expenses;

     (b) all reasonable travelling expenses incurred by the Employee in the course of his duties as Project Manager, Quarrying and Production;

     (c) rights and benefits under any profit sharing, deferred compensation, stock appreciation rights, stock option and other plans or programs adopted by the Company comparable to rights and benefits under such plans and programs as are customarily granted to persons holding similar positions as that held by the Employee, or performing duties similar to those performed by the Employee in corporations of similar size that carry on a similar type of business as that carried on by the Company.

3.4 If the Employee's ability to perform his duties hereunder has been impaired by illness or mental or physical disability, which illness or disability has been certified by a doctor's certificate, then the Company shall, unless the Employee's employment hereunder has been terminated, pay the Employee the following:

     (a) the Compensation for the remainder of the Term of Employment, payable monthly after deducting therefrom an amount equal to any sickness or disability payments received by the Employee under the Company's sickness and disability plan;

     (b) the continuation of all of the benefits provided for pursuant to the provisions of Paragraph 3.3 hereof for the remainder of the Term of Employment.

4.   TERMINATION

4.1 If at any time during the Employee's employment hereunder, the Board of Directors of the Company shall determine that the Employee shall be guilty of any misconduct that would constitute just cause for his dismissal, the Company may terminate the Employee's employment on giving ninety (90) days previous written notice or pay in lieu of such notice to the Employee and, upon such termination, the Employee shall be entitled to any unpaid remuneration and expenses (if any) provided herein.

4.2 Notwithstanding the provisions of Paragraph 3.4 hereof the Employee's employment hereunder may be terminated by the Company at any time upon six (6) months previous written notice.

4.3 The Employee may terminate his employment with the Company at any time on ninety (90) days written notice.

4.4 in the event of the Company terminating the Employee's employment pursuant to the provisions of Paragraph 4.2 hereof the Company shall pay to or provide for the Employee the following:

     (a) within thirty (30) days of such termination, the Compensation and other remuneration for the remainder of the Term of Employment, plus Consideration for one (1) month's salary for every year of service as damages and compensation for loss of office and for the termination of this Agreement;

     (b) the continuation of all the benefits provided pursuant to the provisions of Paragraph 3.3 hereof for the remainder of the Term of Employment or until the Employee obtains employment elsewhere, whichever occurs first.

4.5 In the event of the Employee terminating his employment hereunder pursuant to the provisions of Paragraph 4.3 hereof; the Company shall pay to or provide for the Employee within thirty (30) days of such termination the Compensation and other remuneration to the date of termination.

4.6 If the Employee's employment hereunder shall terminate by reason of the death of the Employee, then the Compensation and other remuneration payable to him as herein provided and any benefit or welfare plan extended to widows or to the Employee's estate shall continue to be payable to the Employee's widow or estate; as the case may be, for the remainder of the Term of Employment

4.7 If the Employee's employment hereunder is terminated by illness or mental or physical disability, which illness or disability has been certified by a doctor's certificate, then the Company shall pay to or provide to the Employee following

     (a) the Compensation for the remainder of the Term of Employment, payable monthly, after deducting therefrom an amount equal to any sickness or disability payments received by the Employee under the Company's sickness and disability plan;

     (b) the continuation of all the benefits provided pursuant to the provisions of Paragraph 3.3 hereof for the remainder of the Term of Employment.

4.8 The Company shall not amalgamate, merge or consolidate with any other person or corporation or undertake with any other person or corporation any corporate change including the sale, transfer or other disposition of all the assets or substantially all the assets of the Company unless or until such person or corporation shall have expressly assumed the Company's obligations to the Employee hereunder, or the Company pays to the Employee:

     (a) within thirty (30) days of the closing of any such transaction, the Compensation and other remuneration to the date of termination, plus Consideration equal to five-years Compensation, payable immediately upon the closing of any such transaction, or as otherwise directed by the Employee, in his sole discretion, as damages and compensation for loss of office and for the termination of this Agreement;

     (b) the continuation of all the benefits provided pursuant to the provisions of Paragraph 3.3 hereof for the remainder of the Term of Employment or until the Employee obtains employment elsewhere, whichever occurs first.

5.   LEGAL COSTS

The Company will pay, on a solicitor and client basis, all legal costs (including fees and disbursements) incurred by the Employee in connection with the preparation and negotiation of this Agreement.

6.   SEVERABILITY

If any provision of this Agreement is unenforceable or invalid for any reason whatsoever, such provision shall be severable from the remainder of this Agreement and the validity of the remainder shall continue in full force and effect and be construed as if this Agreement had been executed without the invalid or unenforceable provision.

7.   WAIVER

No consent or waiver, express or implied, by any Party to or of any breach or default by any other Party of any or all of its obligations under this Agreement will:

     (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this Paragraph;

     (b) be relied upon as a consent or waiver to or of any other breach or default of the same or any other obligation;

     (c)  constitute a general waiver under this Agreement, or

     (d) eliminate or modify the need for a specific consent or waiver pursuant to this Paragraph in any other or subsequent instance.

     8.   NOTICE

All notices, requests, payments, demands or directions to the Parties hereto shall be in writing and delivered or sent by registered mail postage prepaid, or by telex, telecopy, telegram or cable addressed as follows:

          If to the Employee:

          To his  address  set out on Page 1 of  this  Agreement  If to the
          Company:
          To its address set out on Page 1 of this Agreement

or to such other address as may be specified by one Party to the other in a notice given in the manner herein provided. Any notice, request, demand or direction given in such manner shall be deemed to have been received by the Party to whom it is given:

     (a) On the 7th business day following the mailing thereof; if sent by registered mail;

     (b)  on the 2nd business day following delivery, if delivered; or

     (c) On the business day following the transmittal thereof; if sent by telex, telecopy, telegram or cable.

If normal mail service, telex service or telegraph service is interrupted by strike, slowdown, force majeure or other cause, notice, request, demand or direction sent by the impaired means of communication will not be deemed to be received until actually received, and the Party sending the notice, request, demand or direction shall utilize any other such services which have not been interrupted or shall deliver such notice, request, demand or direction in order to ensure prompt receipt thereof

9.   ENTIRE AGREEMENT

This Agreement constitutes the entire Agreement between the Parties and there are no representations or warranties, express or implied, statutory or otherwise or no agreements collateral hereto other than expressly set forth or referred to herein.

10.  ASSIGNMENT

This Agreement is a personal services agreement and may not be assigned by either Party without the prior written consent of the other Party; PROVIDED HOWEVER, that during the Term of Employment the Employee may, by written assignment, assign all or any portion of the Compensation to which he is entitled under this Agreement to any member of his immediate family or to any corporation, partnership or other business entity controlled by the Employee.

11.  BINDING EFFECT

This Agreement shall be binding upon and entire to the benefit of the Parties and their respective heirs, personal representatives, successors and assigns, except as otherwise expressly provided herein.

12.  ARBITRATION

Any controversy or claim arising out of or relating to this Agreement or any breach of this Agreement shall be finally settled by arbitration in accordance with the provisions of the Arbitration Act of British Columbia.

13.  INDEMNITY

The Company shall at all times indemnify and save harmless the Employee and his heirs and legal representatives, from and against all costs, legal and other fees, charges and expenses as they occur or are agreed, including any amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director, or Project Manager, Quarrying and Production, if he acted honestly and in good faith with a view to the best interests of the Company, and otherwise in accordance with the By-laws of the Company.

14.  GENERAL PROVISIONS

14.1 The Parties hereto will, from time to time, at the request of the other, execute and deliver all such other and additional instruments, notices, releases, agreements, undertakings or other required documents and shall do all such other acts and things as may be reasonably necessary to more fully assure the carrying out of the intent and purpose of the terms of this Agreement.

14.2 This Agreement may be amended by mutual consent of both Parties hereto and any such amendment to be effective must be rendered to writing and executed by the Parties.

14.3 In the event that any Party is delayed or hindered in the performance of its obligations hereunder by force majeure, this Agreement shall remain in suspense until the cause thereof has ceased to delay or hinder performance. For the purposes of this Agreement, but not by way of limitation, force majeure shall mean any cause beyond the reasonable control of the Party liable to perform, and shall include strikes, lockouts, civil commotion, riot, war, threat of or preparation for war, fire, explosion, sabotage, storm, flood, earthquake or other natural disaster.

14.4 The Parties hereto acknowledge that this Agreement was reached between themselves directly with the form of agreement prepared by Sobolewski Anfield acting as counsel to the Company, and that the Employee has been advised to obtain independent legal advice with respect to his rights and obligations under this Agreement.

15.  EXECUTION IN COUNTERPART

This Agreement may be executed in several parts in the same form and such parts as so executed shall together form one original agreement and such parts if more than one shall be read together and construed as if all the signing Parties hereto had executed one copy of this Agreement.

IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the day and year first above written.


THE CORPORATE SEAL OF
FENWAY RESOURCES LTD.
was hereunto affixed in the
presence of:


/s/ [ILLEGIBLE]                 c/s
------------------------
Authorized Signatory


/s/ [ILLEGIBLE]
------------------------
Authorized Signatory


The Signature of
The Employee
was hereby witnessed by:

/s/ [ILLEGIBLE]                     /s/ R. GEORGE MUSCROFT
------------------------            ------------------------
                                     R. GEORGE MUSCROFT